Page 1
                 ARCHER-DANIELS-MIDLAND COMPANY
                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or   any      one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or
Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Employee Stock Ownership Plan for Salaried Employees and/or the Employee Stock Ownership Plan for Hourly
Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ Dwayne O. Andreas
Dwayne O. Andreas



1



Page 2



           ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or   any      one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or
Registration  Statements, on Form S-8 or other
applicable  form, and all amendments, including post-
effective amendments, thereto, to  be  filed  by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the
registration
under the Securities Act of 1933, as amended, of
shares of Common Stock  of  said Company proposed to
be issued in connection  with the  Employee Stock
Ownership Plan for Salaried Employees  and/or the
Employee Stock Ownership Plan for Hourly Employees,
and  to all  amendments thereto, and to file the
same, with all  exhibits thereto  and  other
supporting documents, with  said  Commission,
granting  unto  said attorneys-in-fact, and each  of
them,  full power  and authority to do and perform
any and all acts necessary or  incidental  to the
performance and execution  of  the  powers herein
expressly granted.
           IN  WITNESS WHEREOF, the undersigned has
hereunto  set the undersigned's hand this 28th day of
April, 2000.
                        /s/ G. Allen Andreas,Jr.
                        G. Allen Andreas, Jr.




2



Page 3
           ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or    any   one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Employee Stock Ownership Plan for Salaried Employees and/or the Employee Stock Ownership Plan for Hourly
Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ John R. Block
                              John R. Block




3Page 4


                 ARCHER-DANIELS-MIDLAND COMPANY
                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or   any      one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or
Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Employee Stock Ownership Plan for Salaried Employees and/or the Employee Stock Ownership Plan for Hourly
Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ Richard R. Burt
                              Richard R. Burt

4









Page 5
           ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or   any      one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or
Registration  Statements, on Form S-8 or other
applicable  form, and all amendments, including post-
effective amendments, thereto, to  be  filed  by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the
registration
under the Securities Act of 1933, as amended, of
shares of Common Stock  of  said Company proposed to
be issued in connection  with the  Employee Stock
Ownership Plan for Salaried Employees  and/or the
Employee Stock Ownership Plan for Hourly Employees,
and  to all  amendments thereto, and to file the
same, with all  exhibits thereto  and  other
supporting documents, with  said  Commission,
granting  unto  said attorneys-in-fact, and each  of
them,  full power  and authority to do and perform
any and all acts necessary or  incidental  to the
performance and execution  of  the  powers herein
expressly granted.
           IN  WITNESS WHEREOF, the undersigned has
hereunto  set the undersigned's hand this 28th day of
April, 2000.
                              /s/ Mollie Hale Carter
                              Mollie Hale Carter




5

Page 6
           ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or    any   one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Employee Stock Ownership Plan for Salaried Employees and/or the Employee Stock Ownership Plan for Hourly
Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ Gaylord O. Coan
                              Gaylord O. Coan



6

Page 7
                 ARCHER-DANIELS-MIDLAND COMPANY
                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or   any      one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or
Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Employee Stock Ownership Plan for Salaried Employees and/or the Employee Stock Ownership Plan for Hourly
Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ F. Ross Johnson
                              F. Ross Johnson




7

Page 8


           ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or   any      one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or
Registration  Statements, on Form S-8 or other
applicable  form, and all amendments, including post-
effective amendments, thereto, to  be  filed  by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the
registration under the Securities Act of 1933, as
amended, of shares of Common Stock  of  said Company
proposed to be issued in connection  with the
Employee Stock Ownership Plan for Salaried Employees
and/or the  Employee Stock Ownership Plan for Hourly
Employees,  and  to all  amendments thereto, and to
file the same, with all  exhibits thereto  and  other
supporting documents, with  said  Commission,
granting  unto  said attorneys-in-fact, and each  of
them,  full power  and authority to do and perform
any and all acts necessary or  incidental  to the
performance and execution  of  the  powers herein
expressly granted.
           IN  WITNESS WHEREOF, the undersigned has
hereunto  set the undersigned's hand this 28th day of
April, 2000.
                              /s/ David J. Mimran
                              David J. Mimran


8


Page 9

           ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or    any   one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Employee Stock Ownership Plan for Salaried Employees and/or the Employee Stock Ownership Plan for Hourly
Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ M. Brian Mulroney
                              M. Brian Mulroney


9

Page 10
                 ARCHER-DANIELS-MIDLAND COMPANY
                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or   any      one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or
Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Employee Stock Ownership Plan for Salaried Employees and/or the Employee Stock Ownership Plan for Hourly
Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ Robert S. Strauss
                              Robert S. Strauss



10



Page 11


           ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or   any      one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or
Registration  Statements, on Form S-8 or other
applicable  form, and all amendments, including post-
effective amendments, thereto, to  be  filed  by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the
registration under the Securities Act of 1933, as
amended, of shares of Common Stock  of  said Company
proposed to be issued in connection  with the
Employee Stock Ownership Plan for Salaried Employees
and/or the  Employee Stock Ownership Plan for Hourly
Employees,  and  to all  amendments thereto, and to
file the same, with all  exhibits thereto  and  other
supporting documents, with  said  Commission,
granting  unto  said attorneys-in-fact, and each  of
them,  full power  and authority to do and perform
any and all acts necessary or  incidental  to the
performance and execution  of  the  powers herein
expressly granted.
           IN  WITNESS WHEREOF, the undersigned has
hereunto  set the undersigned's hand this 28th day of
April, 2000.
                              /s/ J.K. Vanier
                              J.K. Vanier




11
Page 12

           ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or    any   one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Employee Stock Ownership Plan for Salaried Employees and/or the Employee Stock Ownership Plan for Hourly
Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ O.G. Webb
                              O.G. Webb

12


Page 13

                 ARCHER-DANIELS-MIDLAND COMPANY
                        Power of Attorney
             of Director and/or Officer


           KNOW  ALL  MEN BY THESE PRESENTS, that the
undersigned director  and/or  officer  of ARCHER-
DANIELS-MIDLAND  COMPANY,  a Delaware  corporation,
does hereby make, constitute  and  appoint G. ALLEN
ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and
each or   any    one  of  them,  the  undersigned's
true  and   lawful
attorneys-in-fact,   with   power  of   substitution,
for   the undersigned  and in the undersigned's name,
place and  stead,  to sign  and  affix  the
undersigned's name as such director  and/or officer
of   said  Company  to  a  Registration  Statement
or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said
Company with the Securities  and  Exchange
Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Employee Stock Ownership Plan for Salaried Employees and/or the Employee Stock Ownership Plan for Hourly
Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ Andrew Young
                              Andrew Young


13